EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                          PERIOD ENDING MARCH 31, 2003

The information which is required to be prepared with respect to the Payment Date of April 21, 2003, and with respect to the performance of the Trust during the period of March 1, 2003 through March 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..                   $               -
                                                                                                                  -----------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..                   $               -
                                                                                                                  -----------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..                   $               -
                                                                                                                  -----------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..                   $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest .................                   $         1.29222
                                                                                                                  -----------------

    2.  The amount of distribution in respect to the Class B Monthly Interest .................                   $         1.63000
                                                                                                                  -----------------

    3.  The amount of distribution in respect to the Class C Monthly Interest .................                   $         2.25222
                                                                                                                  -----------------

    4.  The amount of distribution in respect to the Class D Monthly Interest .................                   $         3.80778
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder .................                   $         1.29222
                                                                                                                  -----------------

    2.  The total amount of distribution in respect to the Class B Noteholder .................                   $         1.63000
                                                                                                                  -----------------

    3.  The total amount of distribution in respect to the Class C Noteholder .................                   $         2.25222
                                                                                                                  -----------------

    4.  The total amount of distribution in respect to the Class D Noteholder .................                   $         3.80778
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for
        the Monthly Period preceding such Payment Date ........................................                   $  506,763,930.65
                                                                                                                  -----------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and
        Administrative Receivables for the Monthly Period preceding such Payment Date .........                   $   52,959,799.44
                                                                                                                  -----------------

    3.  Recoveries for the preceding Monthly Period ...........................................                   $    3,295,349.81
                                                                                                                  -----------------

    4.  The Defaulted Amount for the preceding Monthly Period .................................                   $   18,942,481.01
                                                                                                                  -----------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the
        Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
        is the average Receivables for the preceding Monthly Period ...........................                                7.03%
                                                                                                                  -----------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the
        preceding Monthly Period ..............................................................                   $2,578,623,983.86
                                                                                                                  -----------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the
        preceding Monthly Period ..............................................................                   $2,628,345,042.92
                                                                                                                  -----------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at
        the beginning of the preceding Monthly Period .........................................                   $   66,603,542.28
                                                                                                                  -----------------

    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as
        of the last day of the preceding Monthly Period .......................................                   $   65,222,516.34
                                                                                                                  -----------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
        the last day of the preceding Monthly Period ..........................................                   $2,148,568,063.00
                                                                                                                  -----------------

    11. The Transferor Interest as of the last day of the preceding Monthly Period ............                   $  479,776,979.92
                                                                                                                  -----------------

    12. The Transferor Percentage as of the last day of the preceding Monthly Period ..........                               18.25%
                                                                                                                  -----------------

    13. The Required Transferor Percentage ....................................................                                7.00%
                                                                                                                  -----------------

    14. The monthly principal payment rate for the preceding Monthly Period ...................                              19.652%
                                                                                                                  -----------------

    15. The balance in the Excess Funding Account as of the last day of the preceding
        Monthly Period ........................................................................                   $               -
                                                                                                                  -----------------

    16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                Percentage                           Aggregate
                                                                 of Total                             Account
                                                                Receivables                           Balance
                                                           --------------------               ------------------------
    (a) Delinquent between 30 days and 59 days                          1.879%                        $ 50,615,056.87
    (b) Delinquent between 60 days and 89 days                          1.426%                        $ 38,411,663.25
    (c) Delinquent between 90 days and 119 days                         1.218%                        $ 32,795,388.31
    (d) Delinquent between 120 days and 149 days                        1.010%                        $ 27,214,245.65
    (e) Delinquent between 150 days and 179 days                        0.899%                        $ 24,216,022.29
    (f) Delinquent 180 days or greater                                  0.000%                        $             -
                                                           --------------------               ------------------------
    (e) Aggregate                                                       6.432%                       $ 173,252,376.37
                                                           ====================               ========================

V.  Information regarding Series 2000-B

    1.  The amount of Principal Receivables in the Trust  represented by the Invested
        Amount of Series 2000-B as of the last day of the related Monthly Period ..............                   $  600,000,000.00
                                                                                                                  -----------------

    2.  The amount of Principal Receivables in the Trust represented by the Adjusted
        Invested Amount of Series 2000-B on the last day of the related Monthly Period ........                   $  600,000,000.00
                                                                                                                  -----------------
                                                                                                 NOTE FACTORS

    3.  The amount of Principal Receivables in the Trust represented by the Class A Note
        Principal Balance on the last day of the related Monthly Period .......................      1.0000       $  480,000,000.00
                                                                                                                  -----------------

    4.  The amount of Principal Receivables in the Trust represented by the Class B Note
        Principal Balance on the last day of the related Monthly Period .......................      1.0000       $   57,000,000.00
                                                                                                                  -----------------

    5.  The amount of Principal Receivables in the Trust represented by the Class C Note
        Principal Balance on the last day of the related Monthly Period .......................      1.0000       $   42,000,000.00
                                                                                                                  -----------------

    6.  The amount of Principal Receivables in the trust represented by the Class D Note
        Principal Balance on the last day of the related Monthly Period .......................      1.0000       $   21,000,000.00
                                                                                                                  -----------------

    7.  The Floating Investor Percentage with respect to the period:

    March 1, 2003 through March 24, 2003 ......................................................                          23.2682238%
                                                                                                                  -----------------
    March 25, 2003 through March 31, 2003 .....................................................                          22.7217584%
                                                                                                                  -----------------

    8.  The Fixed Investor Percentage with respect to the period:

    March 1, 2003 through March 24, 2003 ......................................................                                 N/A
                                                                                                                  -----------------
    March 25, 2003 through March 31, 2003 .....................................................                                 N/A
                                                                                                                  -----------------

    9. The amount of Investor Principal Collections applicable to Series 2000-B ...............                   $  117,277,022.36
                                                                                                                  -----------------

    10a. The amount of Available Finance Charge Collections on deposit in the Collection
         Account on the related Payment Date ..................................................                   $    9,476,419.60
                                                                                                                  -----------------

    10b. The amount of Available Finance Charge Collections not on deposit in the Collection
        Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture                   $    2,787,572.46
                                                                                                                  -----------------

    11.  The Investor Default Amount for the related Monthly Period ...........................                   $    4,326,324.30
                                                                                                                  -----------------

    12.  The Monthly Servicing Fee for the related Monthly Period .............................                   $    1,000,000.00
                                                                                                                  -----------------

    13.  Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period ............................                               24.53%
                                                                                                                  -----------------

                  b. The default rate for the related Monthly Period ..........................                                8.65%
                                                                                                                  -----------------

                  c. The Net Portfolio Yield for the related Monthly Period ...................                               15.88%
                                                                                                                  -----------------

                  d.  The Base Rate for the related Monthly Period ............................                                3.78%
                                                                                                                  -----------------

                  e.  The Excess Spread Percentage for the related Monthly Period .............                               12.10%
                                                                                                                  -----------------

                  f.  The Quarterly Excess Spread Percentage for the related Monthly Period ...                                9.93%
                                                                                                                  -----------------

                                 I) Excess Spread Percentage related to         Mar-03                                        12.10%
                                                                                                                  -----------------

                                 ii) Excess Spread Percentage related to        Feb-03                                         8.84%
                                                                                                                  -----------------

                                 iii) Excess Spread Percentage related to       Jan-03                                         8.86%
                                                                                                                  -----------------

    14.  Floating Rate Determinations:

         LIBOR for the Interest Period from March 20 through and including April 20, 2003 .....                             1.28375%
                                                                                                                  -----------------

    15.  Principal Funding Account

                  a.  The amount on deposit in the Principal Funding Account on the related
                       Payment Date (after taking into consideration deposits and withdraws
                       for the related Payment Date) ..........................................                   $               -
                                                                                                                  -----------------

                  b.  The Accumulation Shortfall with respect to the related Monthly Period ...                   $               -
                                                                                                                  -----------------

                  c.  The Principal Funding Investment Proceeds deposited in the Collection
                       Account to be treated as Available Finance Charge Collections ..........                   $               -
                                                                                                                  -----------------

    16.  Reserve Account

                  a.  The amount on deposit in the Reserve Account on the related Payment
                        Date (after taking into consideration deposits and withdraws for the
                        related Payment Date) .................................................                   $    1,125,000.00
                                                                                                                  -----------------

                  b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                       Collections ............................................................                   $               -
                                                                                                                  -----------------

                  c.  Interest earnings on the Reserve Account deposited into the Collection
                       Account to be treated as Available Finance Charge Collections ..........                   $        1,130.78
                                                                                                                  -----------------

    17.  Cash Collateral Account

                  a.  The Required Cash Collateral Account Amount on the related Payment Date .                   $   10,500,000.00
                                                                                                                  -----------------

                  b.  The Available Cash Collateral Account Amount on the related Payment Date                    $   10,500,000.00
                                                                                                                  -----------------

    18.  Investor Charge-Offs

                  a.  The aggregate amount of Investor Charge-Offs for the related Monthly
                       Period .................................................................                   $               -
                                                                                                                  -----------------

                  b.  The aggregate amount of Investor Charge-Offs reimbursed
                       on the Payment Date ....................................................                   $               -
                                                                                                                  -----------------

    19.  The Monthly Principal Reallocation Amount for the related Monthly Period .............                   $               -
                                                                                                                  -----------------


                Advanta Bank Corp.
                as Servicer

                By:    /s/ MARK SHAPIRO
                Name:  Mark Shapiro
                Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                          PERIOD ENDING MARCH 31, 2003

The information which is required to be prepared with respect to the Payment Date of April 21, 2003, and with respect to the performance of the Trust during the period of March 1, 2003 through March 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..                   $               -
                                                                                                                  -----------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..                   $               -
                                                                                                                  -----------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..                   $               -
                                                                                                                  -----------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..                   $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest .................                   $         1.36333
                                                                                                                  -----------------

    2.  The amount of distribution in respect to the Class B Monthly Interest .................                   $         1.76333
                                                                                                                  -----------------

    3.  The amount of distribution in respect to the Class C Monthly Interest .................                   $         2.43000
                                                                                                                  -----------------

    4.  The amount of distribution in respect to the Class D Monthly Interest .................                   $         4.69667
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder .................                   $         1.36333
                                                                                                                  -----------------

    2.  The total amount of distribution in respect to the Class B Noteholder .................                   $         1.76333
                                                                                                                  -----------------

    3.  The total amount of distribution in respect to the Class C Noteholder .................                   $         2.43000
                                                                                                                  -----------------

    4.  The total amount of distribution in respect to the Class D Noteholder .................                   $         4.69667
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for
        the Monthly Period preceding such Payment Date ........................................                   $  506,763,930.65
                                                                                                                  -----------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and
        Administrative Receivables for the Monthly Period preceding such Payment Date .........                   $   52,959,799.44
                                                                                                                  -----------------

    3.  Recoveries for the preceding Monthly Period ...........................................                   $    3,295,349.81
                                                                                                                  -----------------

    4.  The Defaulted Amount for the preceding Monthly Period .................................                   $   18,942,481.01
                                                                                                                  -----------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the
        Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
        is the average Receivables for the preceding Monthly Period ...........................                                7.03%
                                                                                                                  -----------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the
        preceding Monthly Period ..............................................................                   $2,578,623,983.86
                                                                                                                  -----------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the
        preceding Monthly Period ..............................................................                   $2,628,345,042.92
                                                                                                                  -----------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period .............................................                   $   66,603,542.28
                                                                                                                  -----------------

    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
        the last day of the preceding Monthly Period ..........................................                   $   65,222,516.34
                                                                                                                  -----------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
        the last day of the preceding Monthly Period ..........................................                   $2,148,568,063.00
                                                                                                                  -----------------

    11. The Transferor Interest as of the last day of the preceding Monthly Period ............                   $  479,776,979.92
                                                                                                                  -----------------

    12. The Transferor Percentage as of the last day of the preceding Monthly Period ..........                               18.25%
                                                                                                                  -----------------

    13. The Required Transferor Percentage ....................................................                                7.00%
                                                                                                                  -----------------

    14. The monthly principal payment rate for the preceding Monthly Period ...................                              19.652%
                                                                                                                  -----------------

    15. The balance in the Excess Funding Account as of the last day of the preceding
        Monthly Period ........................................................................                   $               -
                                                                                                                  -----------------

    16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                Percentage                            Aggregate
                                                                 of Total                              Account
                                                                Receivables                            Balance
(a) Delinquent between 30 days and 59 days                               1.879%                        $ 50,615,056.87
(b) Delinquent between 60 days and 89 days                               1.426%                        $ 38,411,663.25
(c) Delinquent between 90 days and 119 days                              1.218%                        $ 32,795,388.31
(d) Delinquent between 120 days and 149 days                             1.010%                        $ 27,214,245.65
(e) Delinquent between 150 days and 179 days                             0.899%                        $ 24,216,022.29
(f) Delinquent 180 days or greater                                       0.000%                        $             -
                                                                         -------                       ----------------
(e) Aggregate                                                            6.432%                        $173,252,376.37
                                                                         =======                       ================

V.  Information regarding Series 2000-C

    1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount
        of Series 2000-C as of the last day of the related Monthly Period .....................                   $  400,000,000.00
                                                                                                                  -----------------

    2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
        Amount of Series 2000-C on the last day of the related Monthly Period .................                   $  400,000,000.00
                                                                                                                  -----------------
                                                                                                  NOTE FACTORS

    3.  The amount of Principal Receivables in the Trust represented by the Class A Note
        Principal Balance on the last day of the related Monthly Period .......................      1.0000       $  320,000,000.00
                                                                                                                  -----------------

    4.  The amount of Principal Receivables in the Trust represented by the Class B Note
        Principal Balance on the last day of the related Monthly Period .......................      1.0000       $   38,000,000.00
                                                                                                                  -----------------

    5.  The amount of Principal Receivables in the Trust represented by the Class C Note
        Principal Balance on the last day of the related Monthly Period  ......................      1.0000       $   28,000,000.00
                                                                                                                  -----------------

    6.  The amount of Principal Receivables in the trust represented by the Class D Note
        Principal Balance on the last day of the related Monthly Period  ......................      1.0000       $   14,000,000.00
                                                                                                                  -----------------

    7.  The Floating Investor Percentage with respect to the period:

    March 1, 2003 through March 24, 2003 ......................................................                          15.5121492%
                                                                                                                  -----------------
    March 25, 2003 through March 31, 2003 .....................................................                          15.1478389%
                                                                                                                  -----------------

    8.  The Fixed Investor Percentage with respect to the period:

    March 1, 2003 through March 24, 2003 ......................................................                                 N/A
                                                                                                                  -----------------
    March 25, 2003 through March 31, 2003 .....................................................                                 N/A
                                                                                                                  -----------------

    9. The amount of Investor Principal Collections applicable to Series 2000-C ...............                   $   78,184,681.53
                                                                                                                  -----------------

    10a. The amount of Available Finance Charge Collections on deposit in the Collection
         Account on the related Payment Date ..................................................                   $    6,316,859.21
                                                                                                                  -----------------

    10b. The amount of Available Finance Charge Collections not on deposit in the Collection
         Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture                  $    1,858,381.64
                                                                                                                  -----------------

    11.  The Investor Default Amount for the related Monthly Period ...........................                   $    2,884,216.19
                                                                                                                  -----------------

    12.  The Monthly Servicing Fee for the related Monthly Period .............................                   $      666,666.67
                                                                                                                  -----------------

    13.  Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period ............................                               24.53%
                                                                                                                  -----------------

                  b. The default rate for the related Monthly Period ..........................                                8.65%
                                                                                                                  -----------------

                  c. The Net Portfolio Yield for the related Monthly Period ...................                               15.88%
                                                                                                                  -----------------

                  d.  The Base Rate for the related Monthly Period ............................                                3.91%
                                                                                                                  -----------------

                  e.  The Excess Spread Percentage for the related Monthly Period .............                               11.97%
                                                                                                                  -----------------

                  f.  The Quarterly Excess Spread Percentage for the related Monthly Period ...                                9.81%
                                                                                                                  -----------------

                                 I) Excess Spread Percentage related to        Mar-03                                         11.97%
                                                                                                                  -----------------

                                 ii) Excess Spread Percentage related to       Feb-03                                          8.73%
                                                                                                                  -----------------

                                 iii) Excess Spread Percentage related to      Jan-03                                          8.73%
                                                                                                                  -----------------

    14.  Floating Rate Determinations:

       LIBOR for the Interest Period from March 20 through and including April 20, 2003. ......                             1.28375%
                                                                                                                  -----------------

    15.  Principal Funding Account

                  a.  The amount on deposit in the Principal Funding Account on the related
                       Payment Date (after taking into consideration deposits and withdraws
                       for the related Payment Date) ..........................................                   $               -
                                                                                                                  -----------------

                  b.  The Accumulation Shortfall with respect to the related Monthly Period ...                   $               -
                                                                                                                  -----------------

                  c.  The Principal Funding Investment Proceeds deposited in the Collection
                       Account to be treated as Available Finance Charge Collections ..........                   $               -
                                                                                                                  -----------------

    16.  Reserve Account

                  a.  The amount on deposit in the Reserve Account on the related Payment
                        Date (after taking into consideration deposits and withdraws for the
                        related Payment Date) .................................................                   $               -
                                                                                                                  -----------------

                  b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                       Collections ............................................................                   $               -
                                                                                                                  -----------------

                  c.  Interest earnings on the Reserve Account deposited into the Collection
                       Account to be treated as Available Finance Charge Collections ..........                   $               -
                                                                                                                  -----------------

    17.  Cash Collateral Account

                  a.  The Required Cash Collateral Account Amount on the related Payment Date .                   $    7,000,000.00
                                                                                                                  -----------------

                  b.  The Available Cash Collateral Account Amount on the related Payment Date                    $    7,000,000.00
                                                                                                                  -----------------

    18.  Investor Charge-Offs

                  a.  The aggregate amount of Investor Charge-Offs for the related Monthly
                      Period ..................................................................                   $               -
                                                                                                                  -----------------

                  b.  The aggregate amount of Investor Charge-Offs reimbursed
                       on the Payment Date ....................................................                   $               -
                                                                                                                  -----------------

    19.  The Monthly Principal Reallocation Amount for the related Monthly Period .............                   $               -
                                                                                                                  -----------------


                Advanta Bank Corp.
                as Servicer

                By:    /s/ MARK SHAPIRO
                Name:  Mark Shapiro
                Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                          PERIOD ENDING MARCH 31, 2003

The information which is required to be prepared with respect to the Payment Date of April 21, 2003, and with respect to the performance of the Trust during the period of March 1, 2003 through March 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..                 $               -
                                                                                                                -----------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..                 $               -
                                                                                                                -----------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..                 $               -
                                                                                                                -----------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..                 $               -
                                                                                                                -----------------

II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest .................                 $         1.40778
                                                                                                                -----------------

     2.  The amount of distribution in respect to the Class B Monthly Interest .................                 $         1.89667
                                                                                                                -----------------

     3.  The amount of distribution in respect to the Class C Monthly Interest .................                 $         2.51889
                                                                                                                -----------------

     4.  The amount of distribution in respect to the Class D Monthly Interest .................                 $         5.58556
                                                                                                                -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder .................                 $         1.40778
                                                                                                                -----------------

     2.  The total amount of distribution in respect to the Class B Noteholder .................                 $         1.89667
                                                                                                                -----------------

     3.  The total amount of distribution in respect to the Class C Noteholder .................                 $         2.51889
                                                                                                                -----------------

     4.  The total amount of distribution in respect to the Class D Noteholder .................                 $         5.58556
                                                                                                                -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date ............................................                 $  506,763,930.65
                                                                                                                -----------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date .........                 $   52,959,799.44
                                                                                                                -----------------

     3.  Recoveries for the preceding Monthly Period ...........................................                 $    3,295,349.81
                                                                                                                -----------------

     4.  The Defaulted Amount for the preceding Monthly Period .................................                 $   18,942,481.01
                                                                                                                -----------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the
         Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
         is the average Receivables for the preceding Monthly Period ...........................                              7.03%
                                                                                                                -----------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the
         preceding Monthly Period ..............................................................                 $2,578,623,983.86
                                                                                                                -----------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the
         preceding Monthly Period ..............................................................                 $2,628,345,042.92
                                                                                                                -----------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period .............................................                   $   66,603,542.28
                                                                                                                  -----------------

    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of
        the last day of the preceding Monthly Period ..........................................                   $   65,222,516.34
                                                                                                                  -----------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
        last day of the preceding Monthly Period ..............................................                   $2,148,568,063.00
                                                                                                                  -----------------

    11. The Transferor Interest as of the last day of the preceding Monthly Period ............                   $  479,776,979.92
                                                                                                                  -----------------

    12. The Transferor Percentage as of the last day of the preceding Monthly Period ..........                               18.25%
                                                                                                                  -----------------

    13. The Required Transferor Percentage ....................................................                                7.00%
                                                                                                                  -----------------

    14. The monthly principal payment rate for the preceding Monthly Period ...................                              19.652%
                                                                                                                  -----------------

    15. The balance in the Excess Funding Account as of the last day of the preceding
        Monthly Period ........................................................................                   $               -
                                                                                                                  -----------------

    16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                Percentage                            Aggregate
                                                                 of Total                              Account
                                                                Receivables                            Balance
(a) Delinquent between 30 days and 59 days                               1.879%                        $ 50,615,056.87
(b) Delinquent between 60 days and 89 days                               1.426%                        $ 38,411,663.25
(c) Delinquent between 90 days and 119 days                              1.218%                        $ 32,795,388.31
(d) Delinquent between 120 days and 149 days                             1.010%                        $ 27,214,245.65
(e) Delinquent between 150 days and 179 days                             0.899%                        $ 24,216,022.29
(f) Delinquent 180 days or greater                                       0.000%                                    $ -
                                                            --------------------               ------------------------
(e) Aggregate                                                            6.432%                       $ 173,252,376.37
                                                            ====================               ========================

V.  Information regarding Series 2001-A

    1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount
        of Series 2001-A as of the last day of the related Monthly Period .....................                   $  300,000,000.00
                                                                                                                  -----------------

    2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
        Amount of Series 2001-A on the last day of the related Monthly Period .................                   $  300,000,000.00
                                                                                                                  -----------------
                                                                                                 NOTE FACTORS

    3.  The amount of Principal Receivables in the Trust represented by the Class A Note
        Principal Balance on the last day of the related Monthly Period .......................     1.0000        $  240,000,000.00
                                                                                                                  -----------------

    4.  The amount of Principal Receivables in the Trust represented by the Class B Note
        Principal Balance on the last day of the related Monthly Period .......................     1.0000        $   28,500,000.00
                                                                                                                  -----------------

    5.  The amount of Principal Receivables in the Trust represented by the Class C Note
        Principal Balance on the last day of the related Monthly Period .......................     1.0000        $   21,000,000.00
                                                                                                                  -----------------

    6.  The amount of Principal Receivables in the trust represented by the Class D Note
        Principal Balance on the last day of the related Monthly Period .......................     1.0000        $   10,500,000.00
                                                                                                                  -----------------

    7.  The Floating Investor Percentage with respect to the period:

    March 1, 2003 through March 24, 2003 ......................................................                          11.6341119%
                                                                                                                  -----------------
    March 25, 2003 through March 31, 2003 .....................................................                          11.3608792%
                                                                                                                  -----------------

    8.  The Fixed Investor Percentage with respect to the period:

    March 1, 2003 through March 24, 2003 ......................................................                                 N/A
                                                                                                                  -----------------
    March 25, 2003 through March 31, 2003 .....................................................                                 N/A
                                                                                                                  -----------------

    9. The amount of Investor Principal Collections applicable to Series 2001-A ...............                   $   58,638,511.18
                                                                                                                  -----------------

    10a. The amount of Available Finance Charge Collections on deposit in the Collection
         Account on the related Payment Date ..................................................                   $    4,737,644.41
                                                                                                                  -----------------

    10b. The amount of Available Finance Charge Collections not on deposit in the Collection
         Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture                  $    1,393,786.23
                                                                                                                  -----------------

    11.  The Investor Default Amount for the related Monthly Period ...........................                   $    2,163,162.15
                                                                                                                  -----------------

    12.  The Monthly Servicing Fee for the related Monthly Period .............................                   $      500,000.00
                                                                                                                  -----------------

    13.  Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period ............................                               24.53%
                                                                                                                  -----------------

                  b. The default rate for the related Monthly Period ..........................                                8.65%
                                                                                                                  -----------------

                  c. The Net Portfolio Yield for the related Monthly Period ...................                               15.88%
                                                                                                                  -----------------

                  d.  The Base Rate for the related Monthly Period ............................                                4.01%
                                                                                                                  -----------------

                  e.  The Excess Spread Percentage for the related Monthly Period .............                               11.87%
                                                                                                                  -----------------

                  f.  The Quarterly Excess Spread Percentage for the related Monthly Period ...                                9.71%
                                                                                                                  -----------------

                                 i) Excess Spread Percentage related to         Mar-03                                        11.87%
                                                                                                                  -----------------

                                 ii) Excess Spread Percentage related to        Feb-03                                         8.64%
                                                                                                                  -----------------

                                 iii) Excess Spread Percentage related to       Jan-03                                         8.63%
                                                                                                                  -----------------

    14.  Floating Rate Determinations:

         LIBOR for the Interest Period from March 20 through and including April 20, 2003 .....                             1.28375%
                                                                                                                  -----------------

    15.  Principal Funding Account

                  a.  The amount on deposit in the Principal Funding Account on the related
                       Payment Date (after taking into consideration deposits and withdraws
                       for the related Payment Date) ..........................................                   $               -
                                                                                                                  -----------------

                  b.  The Accumulation Shortfall with respect to the related Monthly Period ...                   $               -
                                                                                                                  -----------------

                  c.  The Principal Funding Investment Proceeds deposited in the Collection
                       Account to be treated as Available Finance Charge Collections ..........                   $               -
                                                                                                                  -----------------

    16.  Reserve Account

                  a.  The amount on deposit in the Reserve Account on the related Payment
                        Date (after taking into consideration deposits and withdraws for the
                        related Payment Date) .................................................                   $               -
                                                                                                                  -----------------

                  b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                       Collections ............................................................                   $               -
                                                                                                                  -----------------

                  c.  Interest earnings on the Reserve Account deposited into the Collection
                       Account to be treated as Available Finance Charge Collections ..........                   $               -
                                                                                                                  -----------------

    17.  Cash Collateral Account

                  a.  The Required Cash Collateral Account Amount on the related Payment Date .                   $    5,250,000.00
                                                                                                                  -----------------

                  b.  The Available Cash Collateral Account Amount on the related Payment Date                    $    5,250,000.00
                                                                                                                  -----------------

    18.  Investor Charge-Offs

                  a.  The aggregate amount of Investor Charge-Offs for the related Monthly
                      Period ..................................................................                   $               -
                                                                                                                  -----------------

                  b.  The aggregate amount of Investor Charge-Offs reimbursed
                       on the Payment Date ....................................................                   $               -
                                                                                                                  -----------------

    19.  The Monthly Principal Reallocation Amount for the related Monthly Period .............                   $               -
                                                                                                                  -----------------


                Advanta Bank Corp.
                as Servicer

                By:    /s/ MARK SHAPIRO
                Name:  Mark Shapiro
                Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                          PERIOD ENDING MARCH 31, 2003

The information which is required to be prepared with respect to the Payment Date of April 21, 2003, and with respect to the performance of the Trust during the period of March 1, 2003 through March 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The amount of distribution in respect to principal payment to
                    the Class A Noteholder                                                                       $               --
                                                                                                                 ------------------

            2.    The amount of distribution in respect to principal payment to
                    the Class B Noteholder                                                                       $               --
                                                                                                                 ------------------

            3.    The amount of distribution in respect to principal payment to
                    the Class C Noteholder                                                                       $               --
                                                                                                                 ------------------

            4.    The amount of distribution in respect to principal payment to
                    the Class D Noteholder                                                                       $               --
                                                                                                                 ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The amount of distribution in respect to the Class A Monthly
                    Interest                                                                                     $          1.31889
                                                                                                                 ------------------

            2.    The amount of distribution in respect to the Class B Monthly
                    Interest                                                                                     $          1.76333
                                                                                                                 ------------------

            3.    The amount of distribution in respect to the Class C Monthly
                    Interest                                                                                     $          2.69667
                                                                                                                 ------------------

            4.    The amount of distribution in respect to the Class D Monthly
                    Interest                                                                                     $          6.91889
                                                                                                                 ------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The total amount of distribution in respect to the Class A
                    Noteholder                                                                                   $          1.31889
                                                                                                                 ------------------

            2.    The total amount of distribution in respect to the Class B
                    Noteholder                                                                                   $          1.76333
                                                                                                                 ------------------

            3.    The total amount of distribution in respect to the Class C
                    Noteholder                                                                                   $          2.69667
                                                                                                                 ------------------

            4.    The total amount of distribution in respect to the Class D
                    Noteholder                                                                                   $          6.91889
                                                                                                                 ------------------

IV.   Information regarding the performance of the Advanta Business Card Master
      Trust

            1.    The aggregate amount of such Collections with respect to
                    Principal Receivables for the Monthly Period preceding such
                    Payment Date                                                                                 $   506,763,930.65
                                                                                                                 ------------------

            2.    The aggregate amount of such Collections with respect to
                    Finance Charge and Administrative Receivables for the
                    Monthly Period preceding such Payment Date                                                   $    52,959,799.44
                                                                                                                 ------------------

            3.    Recoveries for the preceding Monthly Period                                                    $     3,295,349.81
                                                                                                                 ------------------

            4.    The Defaulted Amount for the preceding Monthly Period                                          $    18,942,481.01
                                                                                                                 ------------------

            5.    The annualized percentage equivalent of a fraction, the
                    numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the
                    average Receivables for the preceding Monthly Period                                                       7.03%
                                                                                                                 ------------------

            6.    The total amount of Principal Receivables in the trust at the
                    beginning of the preceding Monthly Period                                                    $ 2,578,623,983.86
                                                                                                                 ------------------

            7.    The total amount of Principal Receivables in the trust as of
                    the last day of the preceding Monthly Period.                                                $ 2,628,345,042.92
                                                                                                                 ------------------

            8.    The total amount of Finance Charge and Administrative
                    Receivables in the Trust at the beginning of the

                  preceding Monthly Period                                                                       $    66,603,542.28
                                                                                                                 ------------------

            9.    The total amount of Finance Charge and Administrative
                    Receivables in the Trust as of the last day of the preceding
                    Monthly Period                                                                               $    65,222,516.34
                                                                                                                 ------------------

            10.   The aggregated Adjusted Invested Amounts of all Series of
                    Notes outstanding as of the last day of the preceding
                    Monthly Period                                                                               $ 2,148,568,063.00
                                                                                                                 ------------------

            11.   The Transferor Interest as of the last day of the preceding
                    Monthly Period                                                                               $   479,776,979.92
                                                                                                                 ------------------

            12.   The Transferor Percentage as of the last day of the preceding
                    Monthly Period                                                                                            18.25%
                                                                                                                 ------------------

            13.   The Required Transferor Percentage                                                                           7.00%
                                                                                                                 ------------------

            14.   The monthly principal payment rate for the preceding Monthly
                    Period                                                                                                   19.652%
                                                                                                                 ------------------

            15.   The balance in the Excess Funding Account as of the last day
                    of the preceding  Monthly Period                                                             $               --
                                                                                                                 ------------------

            16.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                                   Percentage      Aggregate
                                                                                    of Total        Account
                                                                                   Receivables      Balance
                                                                                   -----------      -------
                        (a) Delinquent between 30 days and 59 days                      1.879%  $ 50,615,056.87
                        (b) Delinquent between 60 days and 89 days                      1.426%  $ 38,411,663.25
                        (c) Delinquent between 90 days and 119 days                     1.218%  $ 32,795,388.31
                        (d) Delinquent between 120 days and 149 days                    1.010%  $ 27,214,245.65
                        (e) Delinquent between 150 days and 179 days                    0.899%  $ 24,216,022.29
                        (f) Delinquent 180 days or greater                              0.000%  $            --
                                                                                        ------  ---------------
                        (e) Aggregate                                                   6.432%  $173,252,376.37
                                                                                        ======  ===============

V.    Information regarding Series 2002-A

            1.    The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2002-A as of the last day
                    of the related Monthly Period                                                                $   300,000,000.00
                                                                                                                 ------------------

            2.    The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2002-A on the last
                    day of the related Monthly Period                                                            $   300,000,000.00
                                                                                                                 ------------------
                                                                                                  NOTE FACTORS

            3.    The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
                    related Monthly Period                                                           1.0000      $   240,000,000.00
                                                                                                                 ------------------

            4.    The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
                    related Monthly Period                                                           1.0000      $    27,750,000.00
                                                                                                                 ------------------

            5.    The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
                    related Monthly Period                                                           1.0000      $    21,750,000.00
                                                                                                                 ------------------

            6.    The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
                    related Monthly Period                                                           1.0000      $    10,500,000.00
                                                                                                                 ------------------

            7.    The Floating Investor Percentage with respect to the period:

            March 1, 2003 through March 24, 2003                                                                         11.6341119%
                                                                                                                 ------------------
            March 25, 2003 through March 31, 2003                                                                        11.3608792%
                                                                                                                 ------------------

            8.    The Fixed Investor Percentage with respect to the period:

            March 1, 2003 through March 24, 2003                                                                         N/A
                                                                                                                 ------------------
            March 25, 2003 through March 31, 2003                                                                        N/A
                                                                                                                 ------------------

            9.    The amount of Investor Principal Collections applicable to
                    Series 2002-A                                                                                $    58,638,511.18
                                                                                                                 ------------------

            10a.  The amount of the Investor Finance Charge Collections on deposit in the Collection Account on the Related Payment
                    Date to be treated as Servicer Interchange                                                   $        62,500.00
                                                                                                                 ------------------

            10b.  The amount of Available Finance Charge Collections on deposit
                    in the Collection Account on the related Payment Date                                        $     4,737,644.41
                                                                                                                 ------------------

            10c.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment
                    Date pursuant to Section 8.04(a) of the Master Indenture                                     $     1,331,286.23
                                                                                                                 ------------------

            11.   The Investor Default Amount for the related Monthly Period                                     $     2,163,162.15
                                                                                                                 ------------------

            12.   The Monthly Servicing Fee for the related Monthly Period                                       $       500,000.00
                                                                                                                 ------------------

            13.   Trust yields for the related Monthly Period

                        a.    The cash yield for the related Monthly Period                                                   24.53%
                                                                                                                 ------------------

                        b.    The default rate for the related Monthly Period                                                  8.65%
                                                                                                                 ------------------

                        c.    The Net Portfolio Yield for the related Monthly
                                Period                                                                                        15.88%
                                                                                                                 ------------------

                        d.    The Base Rate for the related Monthly Period                                                     3.99%
                                                                                                                 ------------------

                        e.    The Excess Spread Percentage for the related
                                Monthly Period                                                                                11.89%
                                                                                                                 ------------------

                        f.    The Quarterly Excess Spread Percentage for the
                                related Monthly Period                                                                         9.74%
                                                                                                                 ------------------

                              i)   Excess Spread Percentage related to             Mar-03                                    11.89%
                                                                                                                 ------------------

                              ii)  Excess Spread Percentage related to             Feb-03                                     8.66%
                                                                                                                 ------------------

                              iii) Excess Spread Percentage related to             Jan-03                                     8.66%
                                                                                                                 ------------------

            14.   Floating Rate Determinations:

                  LIBOR for the Interest Period from March 20 through and
                  including April 20, 2003.                                                                                 1.28375%
                                                                                                                 ------------------

            15.   Principal Funding Account

                        a.    The amount on deposit in the Principal Funding
                                Account on the related Payment Date (after taking
                                into consideration deposits and withdraws for the
                                related Payment Date)                                                            $               --
                                                                                                                 ------------------

                        b.    The Accumulation Shortfall with respect to the
                                related Monthly Period                                                           $               --
                                                                                                                 ------------------

                        c.    The Principal Funding Investment Proceeds deposited
                                in the Collection Account to be treated as
                                Available Finance Charge Collections                                             $               --
                                                                                                                 ------------------

            16.   Reserve Account

                        a.    The amount on deposit in the Reserve Account on the
                                related Payment Date (after taking into
                                consideration deposits and withdraws for the
                                related Payment Date)                                                            $               --
                                                                                                                 ------------------

                        b.    The Reserve Draw Amount for the related Monthly
                                Period deposited into the Collection Account to be
                                treated as Available Finance Charge Collections                                  $               --
                                                                                                                 ------------------

                        c.    Interest earnings on the Reserve Account deposited
                                into the Collection Account to be treated as
                                Available Finance Charge Collections                                             $               --
                                                                                                                 ------------------

            17.   Cash Collateral Account

                        a.    The Required Cash Collateral Account Amount on the
                                related Payment Date                                                             $     6,000,000.00
                                                                                                                 ------------------

                        b.    The Available Cash Collateral Account Amount on the
                                related Payment Date                                                             $     6,000,000.00
                                                                                                                 ------------------

            18.   Investor Charge-Offs

                        a.    The aggregate amount of Investor Charge-Offs for the
                                related Monthly Period                                                           $               --
                                                                                                                 ------------------

                        b.    The aggregate amount of Investor Charge-Offs
                                reimbursed on the Payment Date                                                   $               --
                                                                                                                 ------------------

            19.   The Monthly Principal Reallocation Amount for the related
                    Monthly Period                                                                               $               --
                                                                                                                 ------------------


                         Advanta Bank Corp.
                         as Servicer

                         By:      /s/ MARK SHAPIRO
                         Name:    Mark Shapiro

                         Title:   Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                          PERIOD ENDING MARCH 31, 2003

The information which is required to be prepared with respect to the Payment Date of April 21, 2003, and with respect to the performance of the Trust during the period of March 1, 2003 through March 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The amount of distribution in respect to principal payment to
                    the Class A Noteholder                                                                       $               --
                                                                                                                 ------------------

            2.    The amount of distribution in respect to principal payment to
                    the Class B Noteholder                                                                       $               --
                                                                                                                 ------------------

            3.    The amount of distribution in respect to principal payment to
                    the Class C Noteholder                                                                       $               --
                                                                                                                 ------------------

            4.    The amount of distribution in respect to principal payment to
                    the Class D Noteholder                                                                       $               --
                                                                                                                 ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The amount of distribution in respect to the Class A Monthly
                    Interest                                                                                     $          2.60594
                                                                                                                 ------------------

            2.    The amount of distribution in respect to the Class B Monthly
                    Interest                                                                                     $          4.66844
                                                                                                                 ------------------

            3.    The amount of distribution in respect to the Class C Monthly
                    Interest                                                                                     $          7.34205
                                                                                                                 ------------------

            4.    The amount of distribution in respect to the Class D Monthly
                    Interest                                                                                     $         14.21705
                                                                                                                 ------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The total amount of distribution in respect to the Class A
                    Noteholder                                                                                   $          2.60594
                                                                                                                 ------------------

            2.    The total amount of distribution in respect to the Class B
                    Noteholder                                                                                   $          4.66844
                                                                                                                 ------------------

            3.    The total amount of distribution in respect to the Class C
                    Noteholder                                                                                   $          7.34205
                                                                                                                 ------------------

            4.    The total amount of distribution in respect to the Class D
                    Noteholder                                                                                   $         14.21705
                                                                                                                 ------------------

IV.   Information regarding the performance of the Advanta Business Card Master
      Trust

            1.    The aggregate amount of such Collections with respect to
                    Principal Receivables for the Monthly Period preceding such
                    Payment Date                                                                                 $   506,763,930.65
                                                                                                                 ------------------

            2.    The aggregate amount of such Collections with respect to
                    Finance Charge and Administrative Receivables for the
                    Monthly Period preceding such Payment Date                                                   $    52,959,799.44
                                                                                                                 ------------------

            3.    Recoveries for the preceding Monthly Period                                                    $     3,295,349.81
                                                                                                                 ------------------

            4.    The Defaulted Amount for the preceding Monthly Period                                          $    18,942,481.01
                                                                                                                 ------------------

            5.    The annualized percentage equivalent of a fraction, the
                    numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the
                    average Receivables for the preceding Monthly Period                                                       7.03%
                                                                                                                 ------------------

            6.    The total amount of Principal Receivables in the trust at the
                    beginning of the preceding Monthly Period                                                    $ 2,578,623,983.86
                                                                                                                 ------------------

            7.    The total amount of Principal Receivables in the trust as of
                    the last day of the preceding Monthly Period.                                                $ 2,628,345,042.92
                                                                                                                 ------------------

            8.    The total amount of Finance Charge and Administrative
                    Receivables in the Trust at the beginning of the preceding
                    Monthly Period                                                                               $    66,603,542.28
                                                                                                                 ------------------

            9.    The total amount of Finance Charge and Administrative
                    Receivables in the Trust as of the last day of the preceding
                    Monthly Period                                                                               $    65,222,516.34
                                                                                                                 ------------------

            10.   The aggregated Adjusted Invested Amounts of all Series of
                    Notes outstanding as of the last day of the preceding
                    Monthly Period                                                                               $ 2,148,568,063.00
                                                                                                                 ------------------

            11.   The Transferor Interest as of the last day of the preceding
                    Monthly Period                                                                               $   479,776,979.92
                                                                                                                 ------------------

            12.   The Transferor Percentage as of the last day of the preceding
                    Monthly Period                                                                                            18.25%
                                                                                                                 ------------------

            13.   The Required Transferor Percentage                                                                           7.00%
                                                                                                                 ------------------

            14.   The monthly principal payment rate for the preceding Monthly
                    Period                                                                                                   19.652%
                                                                                                                 ------------------

            15.   The balance in the Excess Funding Account as of the last day
                    of the preceding  Monthly Period                                                             $               --
                                                                                                                 ------------------

            16.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                                   Percentage      Aggregate
                                                                                    of Total        Account
                                                                                   Receivables      Balance
                        (a) Delinquent between 30 days and 59 days                      1.879%  $ 50,615,056.87
                        (b) Delinquent between 60 days and 89 days                      1.426%  $ 38,411,663.25
                        (c) Delinquent between 90 days and 119 days                     1.218%  $ 32,795,388.31
                        (d) Delinquent between 120 days and 149 days                    1.010%  $ 27,214,245.65
                        (e) Delinquent between 150 days and 179 days                    0.899%  $ 24,216,022.29
                        (f) Delinquent 180 days or greater                              0.000%  $            --
                                                                                        ------  ---------------
                        (e) Aggregate                                                   6.432%  $173,252,376.37
                                                                                        ======  ===============

V.    Information regarding Series 2003-A

            1.    The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-A as of the last day
                    of the related Monthly Period                                                                $   400,000,000.00
                                                                                                                 ------------------

            2.    The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-A on the last
                    day of the related Monthly Period                                                            $   400,000,000.00
                                                                                                                 ------------------
                                                                                                   NOTE FACTORS

            3.    The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
                    related Monthly Period                                                            1.0000     $   320,000,000.00
                                                                                                                 ------------------

            4.    The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
                    related Monthly Period                                                            1.0000     $    37,000,000.00
                                                                                                                 ------------------

            5.    The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
                    related Monthly Period                                                            1.0000     $    29,000,000.00
                                                                                                                 ------------------

            6.    The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
                    related Monthly Period                                                            1.0000     $    14,000,000.00
                                                                                                                 ------------------

            7.    The Floating Investor Percentage with respect to the period:

            February 25, 2003 through February 28, 2003                                                                  15.4417387%
                                                                                                                 ------------------
            March 1, 2003 through March 24, 2003                                                                         15.5121492%
                                                                                                                 ------------------
            March 25, 2003 through March 31, 2003                                                                        15.1478389%
                                                                                                                 ------------------

            8.    The Fixed Investor Percentage with respect to the period:

            February 25, 2003 through February 28, 2003                                                                 N/A
                                                                                                                 ------------------
            March 1, 2003 through March 24, 2003                                                                        N/A
                                                                                                                 ------------------
            March 25, 2003 through March 31, 2003                                                                       N/A
                                                                                                                 ------------------

            9.    The amount of Investor Principal Collections applicable to
                    Series 2003-A                                                                                $    89,359,413.44
                                                                                                                 ------------------

            10a.  The amount of the Investor Finance Charge Collections on deposit in the Collection Account on the Related Payment
                    Date to be treated as Servicer Interchange.                                                  $        83,333.00
                                                                                                                 ------------------

            10b.  The amount of Available Finance Charge Collections on deposit
                    in the Collection Account on the related Payment Date                                        $     7,329,483.56
                                                                                                                 ------------------

            10c.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment
                    Date pursuant to Section 8.04(a) of the Master Indenture                                     $     1,942,130.58
                                                                                                                 ------------------

            11.   The Investor Default Amount for the related Monthly Period                                     $     5,222,794.80
                                                                                                                 ------------------

            12.   The Monthly Servicing Fee for the related Monthly Period                                       $       666,667.00
                                                                                                                 ------------------

            13.   Trust yields for the related Monthly Period

                        a.    The cash yield for the related Monthly Period                                                   28.06%
                                                                                                                 ------------------

                        b.    The default rate for the related Monthly Period                                                 15.67%
                                                                                                                 ------------------

                        c.    The Net Portfolio Yield for the related Monthly
                                Period                                                                                        12.39%
                                                                                                                 ------------------

                        d.    The Base Rate for the related Monthly Period                                                     6.26%
                                                                                                                 ------------------

                        e.    The Excess Spread Percentage for the related Monthly
                                Period                                                                                         6.13%
                                                                                                                 ------------------

                        f.     The Quarterly Excess Spread Percentage for the
                                 related Monthly Period                                                                        6.13%
                                                                                                                 ------------------

                              i)   Excess Spread Percentage related to             Mar-03                                      6.13%
                                                                                                                 ------------------

                              ii)  Excess Spread Percentage related to             Feb-03                                NA
                                                                                                                 ------------------

                              iii) Excess Spread Percentage related to             Jan-03                                NA
                                                                                                                 ------------------


            14.   Trust yields from March  1 - March 31, 2003
                    (Disclosure purposes only)

                        a.    The cash yield for the related Monthly Period                                                   24.53%
                                                                                                                 ------------------

                        b.    The default rate for the related Monthly Period                                                  8.65%
                                                                                                                 ------------------

                        c.    The Net Portfolio Yield for the related Monthly
                                Period                                                                                        15.88%
                                                                                                                 ------------------

            15.   Floating Rate Determinations:

                  LIBOR for the Interest Period from February 25 through and
                    including March 19, 2003.                                                                               1.33625%
                                                                                                                 ------------------
                  LIBOR for the Interest Period from March 20 through and
                    including April 20, 2003.                                                                               1.28375%
                                                                                                                 ------------------

            16.   Principal Funding Account

                        a.    The amount on deposit in the Principal Funding
                                Account on the related Payment Date (after taking
                                into consideration deposits and withdraws for the
                                related Payment Date) .                                                          $               --
                                                                                                                 ------------------

                        b.    The Accumulation Shortfall with respect to the
                                related Monthly Period                                                           $               --
                                                                                                                 ------------------

                        c.    The Principal Funding Investment Proceeds deposited
                                in the Collection Account to be treated as
                                Available Finance Charge Collections                                             $               --
                                                                                                                 ------------------

            17.  Reserve Account

                        a.    The amount on deposit in the Reserve Account on the
                                related Payment Date (after taking into
                                consideration deposits and withdraws for the
                                related Payment Date)                                                            $               --
                                                                                                                 ------------------

                        b.    The Reserve Draw Amount for the related Monthly
                                Period deposited into the Collection Account to be
                                treated as Available Finance Charge Collections                                  $               --
                                                                                                                 ------------------

                        c.    Interest earnings on the Reserve Account deposited
                                into the Collection Account to be treated as
                                Available Finance Charge Collections                                             $               --
                                                                                                                 ------------------

            18.  Cash Collateral Account

                        a.    The Required Cash Collateral Account Amount on the
                                related Payment Date                                                             $     8,000,000.00
                                                                                                                 ------------------

                        b.    The Available Cash Collateral Account Amount on the
                                related Payment Date                                                             $     8,000,000.00
                                                                                                                 ------------------

            19.  Investor Charge-Offs

                        a.    The aggregate amount of Investor Charge-Offs for the
                                related Monthly Period                                                           $               --
                                                                                                                 ------------------

                        b.    The aggregate amount of Investor Charge-Offs
                                reimbursed on the Payment Date                                                   $               --
                                                                                                                 ------------------

            20.   The Monthly Principal Reallocation Amount for the related
                    Monthly Period                                                                               $               --
                                                                                                                 ------------------

                        Advanta Bank Corp.
                        as Servicer

                        By:    /s/ MARK SHAPIRO
                        Name:  Mark Shapiro

                        Title: Assistant Vice President - Structured Finance